Leases - Schedule of Maturities of Non-cancellable Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Jan. 01, 2022
Lessee, Operating Lease, Liability, to be Paid, Fiscal Year Maturity [Abstract]
2024	$ 355
2025	221
2026	120
2027	30
Total undiscounted lease payments	726
Less: imputed interest	(128)
Total operating lease liability	598		$ 600
Less: operating lease liabilities, current	(279)	$ (228)
Operating lease liabilities, net of current portion	$ 319	$ 247